Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2018
Accounting Policies [Abstract]
Summary of Significant Accounting Policies

Note 2	Summary of Significant Accounting Policies
Investments
Fixed income securities include bonds, asset-backed securities (“ABS”), residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”) and redeemable preferred stocks. Fixed income securities, which may be sold prior to their contractual maturity, are designated as available-for-sale and are carried at fair value. The difference between amortized cost and fair value, net of deferred income taxes and related life and annuity deferred policy acquisition costs (“DAC”), deferred sales inducement costs (“DSI”) and reserves for life-contingent contract benefits, is reflected as a component of AOCI. Cash received from calls and make-whole payments is reflected as a component of proceeds from sales and cash received from maturities and pay-downs is reflected as a component of investment collections within the Consolidated Statements of Cash Flows.
Equity securities primarily include common stocks, exchange traded and mutual funds, non-redeemable preferred stocks and real estate investment trust equity investments. Certain exchange traded and mutual funds have fixed income securities as their underlying investments. Equity securities are carried at fair value. Equity securities without readily determinable or estimable fair values are measured using the measurement alternative, which is cost less impairment, if any, and adjustments resulting from observable price changes in orderly transactions for the identical or similar investment of the same issuer. The periodic change in fair value of equity securities is recognized within realized capital gains and losses on the Consolidated Statements of Operations effective January 1, 2018.
Mortgage loans are carried at unpaid principal balances, net of unamortized premium or discount and valuation allowances. Valuation allowances are established for impaired loans when it is probable that contractual principal and interest will not be collected.
Investments in limited partnership interests are primarily accounted for in accordance with the equity method of accounting (“EMA”) and include interests in private equity funds, real estate funds and other funds. Investments in limited partnership interests purchased prior to January 1, 2018, where the Company’s interest is so minor that it exercises virtually no influence over operating and financial policies, are accounted for at fair value primarily utilizing the net asset value (“NAV”) as a practical expedient to determine fair value.
Short-term investments, including commercial paper, U.S. Treasury bills, money market funds and other short-term investments, are carried at fair value. Other investments primarily consist of bank loans, policy loans, real estate, agent loans and derivatives. Bank loans are primarily senior secured corporate loans and are carried at amortized cost. Policy loans are carried at unpaid principal balances. Real estate is carried at cost less accumulated depreciation. Agent loans are loans issued to exclusive Allstate agents and are carried at unpaid principal balances, net of valuation allowances and unamortized deferred fees or costs. Derivatives are carried at fair value.
Investment income primarily consists of interest, dividends, income from limited partnership interests, rental income from real estate, and income from certain derivative transactions. Interest is recognized on an accrual basis using the effective yield method and dividends are recorded at the ex-dividend date. Interest income for ABS, RMBS and CMBS is determined considering estimated pay-downs, including prepayments, obtained from third party data sources and internal estimates. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. For ABS, RMBS and CMBS of high credit quality with fixed interest rates, the effective yield is recalculated on a retrospective basis. For all others, the effective yield is recalculated on a prospective basis. Accrual of income is suspended for other-than-temporarily impaired fixed income securities when the timing and amount of cash flows expected to be received is not reasonably estimable. Accrual of income is suspended for mortgage loans, bank loans and agent loans that are in default or when full and timely collection of principal and interest payments is not probable. Cash receipts on investments on nonaccrual status are generally recorded as a reduction of carrying value. Income from limited partnership interests carried at fair value is recognized based upon the changes in fair value of the investee’s equity primarily determined using NAV. Income from EMA limited partnership interests is recognized based on the Company’s share of the partnerships’ earnings. Income from EMA limited partnership interests is generally recognized on a three month delay due to the availability of the related financial statements from investees.
Realized capital gains and losses include gains and losses on investment sales, write-downs in value due to other-than-temporary declines in fair value, adjustments to valuation allowances on mortgage loans and agent loans, valuation changes of equity investments, including equity securities and certain limited partnerships where the underlying assets are predominately public equity securities, and periodic changes in fair value and settlements of certain derivatives including hedge ineffectiveness. Realized capital gains and losses on investment sales are determined on a specific identification basis.
Derivative and embedded derivative financial instruments
Derivative financial instruments include interest rate swaps, credit default swaps, futures (interest rate and equity), options (including swaptions), interest rate caps, warrants and rights, foreign currency swaps, foreign currency forwards, total return swaps and certain investment risk transfer reinsurance agreements. Derivatives required to be separated from the host instrument and accounted for as derivative financial instruments (“subject to bifurcation”) are embedded in equity-indexed life and annuity contracts and reinsured variable annuity contracts.
All derivatives are accounted for on a fair value basis and reported as other investments, other assets, other liabilities and accrued expenses or contractholder funds. Embedded derivative instruments subject to bifurcation are also accounted for on a fair value basis and are reported together with the host contract. The change in fair value of derivatives embedded in life and annuity product contracts and subject to bifurcation is reported in life and annuity contract benefits or interest credited to contractholder funds. Cash flows from embedded derivatives subject to bifurcation and derivatives receiving hedge accounting are reported consistently with the host contracts and hedged risks, respectively, within the Consolidated Statements of Cash Flows. Cash flows from other derivatives are reported in cash flows from investing activities within the Consolidated Statements of Cash Flows.
When derivatives meet specific criteria, they may be designated as accounting hedges and accounted for as fair value, cash flow, foreign currency fair value or foreign currency cash flow hedges. The hedged item may be either all or a specific portion of a recognized asset, liability or an unrecognized firm commitment attributable to a particular risk for fair value hedges. At the inception of the hedge, the Company formally documents the hedging relationship and risk management objective and strategy. The documentation identifies the hedging instrument, the hedged item, the nature of the risk being hedged and the methodology used to assess the effectiveness of the hedging instrument in offsetting the exposure to changes in the hedged item’s fair value attributable to the hedged risk. For a cash flow hedge, this documentation includes the exposure to changes in the variability in cash flows attributable to the hedged risk. The Company does not exclude any component of the change in fair value of the hedging instrument from the effectiveness assessment. At each reporting date, the Company confirms that the hedging instrument continues to be highly effective in offsetting the hedged risk. Ineffectiveness in fair value hedges and cash flow hedges, if any, is reported in realized capital gains and losses.
Fair value hedges    The change in fair value of hedging instruments used in fair value hedges of investment assets or a portion thereof is reported in net investment income, together with the change in fair value of the hedged items. The change in fair value of hedging instruments used in fair value hedges of contractholder funds liabilities or a portion thereof is reported in interest credited to contractholder funds, together with the change in fair value of the hedged items. Accrued periodic settlements on swaps are reported together with the changes in fair value of the related swaps in net investment income or interest credited to contractholder funds. The amortized cost for fixed income securities, the carrying value for mortgage loans or the carrying value of a designated hedged liability is adjusted for the change in fair value of the hedged risk.
Cash flow hedges    For hedging instruments used in cash flow hedges, the changes in fair value of the derivatives representing the effective portion of the hedge are reported in AOCI. Amounts are reclassified to net investment income, realized capital gains and losses or interest expense as the hedged or forecasted transaction affects income. Accrued periodic settlements on derivatives used in cash flow hedges are reported in net investment income. The amount reported in AOCI for a hedged transaction is limited to the lesser of the cumulative gain or loss on the derivative less the amount reclassified to income, or the cumulative gain or loss on the derivative needed to offset the cumulative change in the expected future cash flows on the hedged transaction from inception of the hedge less the derivative gain or loss previously reclassified from AOCI to income. If the Company expects at any time that the loss reported in AOCI would lead to a net loss on the combination of the hedging instrument and the hedged transaction which may not be recoverable, a loss is recognized immediately in realized capital gains and losses. If an impairment loss is recognized on an asset or an additional obligation is incurred on a liability involved in a hedge transaction, any offsetting gain in AOCI is reclassified and reported together with the impairment loss or recognition of the obligation.
Termination of hedge accounting    If, subsequent to entering into a hedge transaction, the derivative becomes ineffective (including if the hedged item is sold or otherwise extinguished, the occurrence of a hedged forecasted transaction is no longer probable or the hedged asset becomes other-than-temporarily impaired), the Company may terminate the derivative position. The Company may also terminate derivative instruments or redesignate them as non-hedge as a result of other events or circumstances. If the derivative instrument is not terminated when a fair value hedge is no longer effective, the future gains and losses recognized on the derivative are reported in realized capital gains and losses. When a fair value hedge is no longer effective, is redesignated as non-hedge or when the derivative has been terminated, the fair value gain or loss on the hedged asset, liability or portion thereof previously recognized in income while the hedge was in place and used to adjust the amortized cost of hedged fixed income securities, carrying value of hedged mortgage loans or carrying value of a hedged liability, is amortized over the remaining life of the hedged asset, liability or portion thereof, and reflected in net investment income or interest credited to contractholder funds beginning in the period that hedge accounting is no longer applied. If the hedged item in a fair value hedge is an asset that has become other-than-temporarily impaired, the adjustment made to the amortized cost for fixed income securities or the carrying value for mortgage loans is subject to the accounting policies applied to other-than-temporarily impaired assets.
When a derivative instrument used in a cash flow hedge of an existing asset or liability is no longer effective or is terminated, the gain or loss recognized on the derivative is reclassified from AOCI to income as the hedged risk impacts income. If the derivative instrument is not terminated when a cash flow hedge is no longer effective, future gains and losses recognized on the derivative are reported in realized capital gains and losses. When a derivative instrument used in a cash flow hedge of a forecasted transaction is terminated because it is probable the forecasted transaction will not occur, the gain or loss recognized on the derivative is immediately reclassified from AOCI to realized capital gains and losses in the period that hedge accounting is no longer applied.
Non-hedge derivative financial instruments    For derivatives for which hedge accounting is not applied, the income statement effects, including fair value gains and losses and accrued periodic settlements, are reported either in realized capital gains and losses or in a single line item together with the results of the associated asset or liability for which risks are being managed.
Securities loaned
The Company’s business activities include securities lending transactions, which are used primarily to generate net investment income. The proceeds received in conjunction with securities lending transactions are reinvested in short-term investments or fixed income securities. These transactions are short-term in nature, usually 30 days or less.
The Company receives cash collateral for securities loaned in an amount generally equal to 102% and 105% of the fair value of domestic and foreign securities, respectively, and records the related obligations to return the collateral in other liabilities and accrued expenses. The carrying value of these obligations approximates fair value because of their relatively short-term nature. The Company monitors the market value of securities loaned on a daily basis and obtains additional collateral as necessary under the terms of the agreements to mitigate counterparty credit risk. The Company maintains the right and ability to repossess the securities loaned on short notice.
Recognition of premium revenues and contract charges, and related benefits and interest credited
Property and casualty insurance premiums include premiums from personal lines policies, protection plans, other contracts (primarily finance and insurance products) and roadside assistance.
Personal lines insurance premiums are deferred and earned on a pro-rata basis over the terms of the policies, typically periods of six or twelve months.
Revenues related to protection plans, other contracts (primarily finance and insurance products) and roadside assistance are deferred and earned over the term of the contract in a manner that recognizes revenue as obligations under the contracts are performed. Revenues from these products are classified as premiums as the products are backed by insurance. Protection plans and finance and insurance premiums are recognized using a cost-based incurrence method over the term of the contracts, which is generally over one to five years. Roadside assistance premiums are recognized evenly over the term of the contract as performance obligations are fulfilled.
The portion of premiums written applicable to the unexpired terms of the policies is recorded as unearned premiums. Premium installment receivables, net, represent premiums written and not yet collected, net of an allowance for uncollectible premiums. The Company regularly evaluates premium installment receivables and adjusts its valuation allowance as appropriate. The valuation allowance for uncollectible premium installment receivables was $77 million as of both December 31, 2018 and 2017.
Traditional life insurance products consist principally of products with fixed and guaranteed premiums and benefits, primarily term and whole life insurance products. Voluntary accident and health insurance products are expected to remain in force for an extended period and therefore are primarily classified as long-duration contracts. Premiums from these products are recognized as revenue when due from policyholders. Benefits are reflected in contract benefits and recognized over the life of the policy in relation to premiums.
Immediate annuities with life contingencies, including certain structured settlement annuities, provide benefits over a period that extends beyond the period during which premiums are collected. Premiums from these products are recognized as revenue when received at the inception of the contract. Benefits and expenses are recognized in relation to premiums. Profits from these policies come primarily from investment income, which is recognized over the life of the contract.
Interest-sensitive life contracts, such as universal life and single premium life, are insurance contracts whose terms are not fixed and guaranteed. The terms that may be changed include premiums paid by the contractholder, interest credited to the contractholder account balance and contract charges assessed against the contractholder account balance. Premiums from these contracts are reported as contractholder fund deposits. Contract charges consist of fees assessed against the contractholder account balance for the cost of insurance (mortality risk), contract administration and surrender of the contract prior to contractually specified dates. These contract charges are recognized as revenue when assessed against the contractholder account balance. Contract benefits include life-contingent benefit payments in excess of the contractholder account balance.
Contracts that do not subject the Company to significant risk arising from mortality or morbidity are referred to as investment contracts. Fixed annuities, including market value adjusted annuities, equity-indexed annuities and immediate annuities without life contingencies, are considered investment contracts. Consideration received for such contracts is reported as contractholder fund deposits. Contract charges for investment contracts consist of fees assessed against the contractholder account balance for maintenance, administration and surrender of the contract prior to contractually specified dates, and are recognized when assessed against the contractholder account balance.
Interest credited to contractholder funds represents interest accrued or paid on interest-sensitive life and investment contracts. Crediting rates for certain fixed annuities and interest-sensitive life contracts are adjusted periodically by the Company to reflect current market conditions subject to contractually guaranteed minimum rates. Crediting rates for indexed life and annuities and indexed funding agreements are generally based on a specified interest rate index or an equity index, such as the Standard & Poor’s 500 Index (“S&P 500”). Interest credited also includes amortization of DSI expenses. DSI is amortized into interest credited using the same method used to amortize DAC.
Contract charges for variable life and variable annuity products consist of fees assessed against the contractholder account balances for contract maintenance, administration, mortality, expense and surrender of the contract prior to contractually specified dates. Contract benefits incurred for variable annuity products include guaranteed minimum death, income, withdrawal and accumulation benefits. Substantially all of the Company’s variable annuity business is ceded through reinsurance agreements and the contract charges and contract benefits related thereto are reported net of reinsurance ceded.
Other revenue presentation
Concurrent with the adoption of Financial Accounting Standards Board (“FASB”) guidance on revenue from contracts with customers and the Company’s objective of providing more information related to revenues for our Service Businesses, the Company revised the presentation of total revenue to include other revenue. Previously, components of other revenue were presented within operating costs and expenses and primarily represented fees collected from policyholders relating to premium installment payments, commissions on sales of non-proprietary products, fee-based services and other revenue transactions. Other revenue is recognized when performance obligations are fulfilled. Prior periods have been reclassified to conform to current separate presentation of other revenue.
Deferred policy acquisition and sales inducement costs
Costs that are related directly to the successful acquisition of new or renewal insurance policies and investment contracts are deferred and recorded as DAC. These costs are principally agency’s and brokers’ remuneration, premium taxes and certain underwriting expenses. DSI costs, which are deferred and recorded as other assets, relate to sales inducements offered on sales to new customers, principally on fixed annuity and interest-sensitive life contracts. These sales inducements are primarily in the form of additional credits to the customer’s account balance or enhancements to interest credited for a specified period which are in excess of the rates currently being credited to similar contracts without sales inducements. DSI is amortized into income using the same methodology and assumptions as DAC and is included in interest credited to contractholder funds. All other acquisition costs are expensed as incurred and included in operating costs and expenses.
For property and casualty insurance, DAC is amortized into income as premiums are earned, typically over periods of six or twelve months for personal lines policies or generally one to five years for protection plans and other contracts (primarily related to finance and insurance products), and is included in amortization of deferred policy acquisition costs. DAC associated with property and casualty insurance is periodically reviewed for recoverability and adjusted if necessary. Future investment income is considered in determining the recoverability of DAC.
For traditional life and voluntary accident and health insurance, DAC is amortized over the premium paying period of the related policies in proportion to the estimated revenues on such business. Assumptions used in the amortization of DAC and reserve calculations are established at the time the policy is issued and are generally not revised during the life of the policy. Any deviations from projected business in force resulting from actual policy terminations differing from expected levels and any estimated premium deficiencies may result in a change to the rate of amortization in the period such events occur. Generally, the amortization periods for these policies approximates the estimated lives of the policies. The Company periodically reviews the recoverability of DAC for these policies using actual experience and current assumptions. Prior to fourth quarter 2017, the Company evaluated traditional life insurance products and immediate annuities with life contingencies on an aggregate basis. In conjunction with the segment changes that occurred in the fourth quarter of 2017, traditional life insurance products, immediate annuities with life contingencies, and voluntary accident and health insurance products are reviewed individually. If actual experience and current assumptions are adverse compared to the original assumptions and a premium deficiency is determined to exist, any remaining unamortized DAC balance would be expensed to the extent not recoverable and the establishment of a premium deficiency reserve may be required.
For interest-sensitive life insurance, DAC and DSI are amortized in proportion to the incidence of the total present value of gross profits, which includes both actual historical gross profits (“AGP”) and estimated future gross profits (“EGP”) expected to be earned over the estimated lives of the contracts. The amortization is net of interest on the prior period DAC balance using rates established at the inception of the contracts. Actual amortization periods generally range from 15-30 years; however, incorporating estimates of the rate of customer surrenders, partial withdrawals and deaths generally results in the majority of the DAC being amortized during the surrender charge period, which is typically 10-20 years for interest-sensitive life. The rate of DAC and DSI amortization is reestimated and adjusted by a cumulative charge or credit to income when there is a difference between the incidence of actual versus expected gross profits in a reporting period or when there is a change in total EGP. When DAC or DSI amortization or a component of gross profits for a quarterly period is potentially negative (which would result in an increase of the DAC or DSI balance) as a result of negative AGP, the specific facts and circumstances surrounding the potential negative amortization are considered to determine whether it is appropriate for recognition in the consolidated financial statements. Negative amortization is only recorded when the increased DAC or DSI balance is determined to be recoverable based on facts and circumstances. Recapitalization of DAC and DSI is limited to the originally deferred costs plus interest.
AGP and EGP primarily consist of the following components: contract charges for the cost of insurance less mortality costs and other benefits; investment income and realized capital gains and losses less interest credited; and surrender and other contract charges less maintenance expenses. The principal assumptions for determining the amount of EGP are mortality, persistency, expenses, investment returns, including capital gains and losses on assets supporting contract liabilities, interest crediting rates to contractholders, and the effects of any hedges. For products whose supporting investments are exposed to capital losses in excess of the Company’s expectations which may cause periodic AGP to become temporarily negative, EGP and AGP utilized in DAC and DSI amortization may be modified to exclude the excess capital losses.
The Company performs quarterly reviews of DAC and DSI recoverability for interest-sensitive life and fixed annuity contracts using current assumptions. If a change in the amount of EGP is significant, it could result in the unamortized DAC or DSI not being recoverable, resulting in a charge which is included as a component of amortization of deferred policy acquisition costs or interest credited to contractholder funds, respectively.
The DAC and DSI balances presented include adjustments to reflect the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized capital gains or losses in the respective product investment portfolios were actually realized. The adjustments are recorded net of tax in AOCI. DAC, DSI and deferred income taxes determined on unrealized capital gains and losses and reported in AOCI recognize the impact on shareholders’ equity consistently with the amounts that would be recognized in the income statement on realized capital gains and losses.
Customers of the Company may exchange one insurance policy or investment contract for another offered by the Company, or make modifications to an existing investment, life or property and casualty contract issued by the Company. These transactions are identified as internal replacements for accounting purposes. Internal replacement transactions determined to result in replacement contracts that are substantially unchanged from the replaced contracts are accounted for as continuations of the replaced contracts. Unamortized DAC and DSI related to the replaced contracts continue to be deferred and amortized in connection with the replacement contracts. For interest-sensitive life and investment contracts, the EGP of the replacement contracts are treated as a revision to the EGP of the replaced contracts in the determination of amortization of DAC and DSI. For traditional life and property and casualty insurance policies, any changes to unamortized DAC that result from replacement contracts are treated as prospective revisions. Any costs associated with the issuance of replacement contracts are characterized as maintenance costs and expensed as incurred. Internal replacement transactions determined to result in a substantial change to the replaced contracts are accounted for as an extinguishment of the replaced contracts, and any unamortized DAC and DSI related to the replaced contracts are eliminated with a corresponding charge to amortization of deferred policy acquisition costs or interest credited to contractholder funds, respectively.
The costs assigned to the right to receive future cash flows from certain business purchased from other insurers are also classified as DAC in the Consolidated Statements of Financial Position. The costs capitalized represent the present value of future profits expected to be earned over the lives of the contracts acquired. These costs are amortized as profits emerge over the lives of the acquired business and are periodically evaluated for recoverability. The present value of future profits was $45 million and $47 million as of December 31, 2018 and 2017, respectively. Amortization expense of the present value of future profits was $2 million, $6 million and $5 million in 2018, 2017 and 2016, respectively.
Reinsurance and Indemnification
Reinsurance In the normal course of business, the Company seeks to limit aggregate and single exposure to losses on large risks by purchasing reinsurance. The Company has also used reinsurance to effect the disposition of certain blocks of business. Reinsurance does not extinguish the Company’s primary liability under the policies written. Therefore, the Company regularly evaluates the financial condition of its reinsurers, including their activities with respect to claim settlement practices and commutations, and establishes allowances for uncollectible reinsurance as appropriate.
Indemnification The Company also participates in various indemnification mechanisms, including industry pools and facilities, which are backed by the financial resources of the property and casualty insurance company market participants. Indemnification recoverables are considered collectible based on the industry pool and facility enabling legislation.
The amounts reported as reinsurance and indemnification recoverables include amounts billed to reinsurers and indemnitors on losses paid as well as estimates of amounts expected to be recovered from reinsurers and indemnitors on insurance liabilities and contractholder funds that have not yet been paid. Reinsurance and indemnification recoverables on unpaid losses are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying contracts. Insurance liabilities are reported gross of reinsurance and indemnification recoverables. Reinsurance and indemnification premiums are generally reflected in income in a manner consistent with the recognition of premiums on the associated contracts. For catastrophe coverage, the cost of reinsurance premiums is recognized ratably over the contract period to the extent coverage remains available.
Goodwill
Goodwill represents the excess of amounts paid for acquiring businesses over the fair value of the net assets acquired, less any impairment of goodwill recognized. The Company’s goodwill reporting units are equivalent to its reportable segments, Allstate Protection, Service Businesses, Allstate Life and Allstate Benefits to which goodwill has been assigned.

Goodwill by reporting unit
	As of December 31,
($ in millions)	2018	2017
Allstate Protection	$810	$810
Service Businesses	1,449	1,100
Allstate Life	175	175
Allstate Benefits	96	96
Total	$2,530	$2,181

Goodwill is recognized when acquired and allocated to reporting units based on which unit is expected to benefit from the synergies of the business combination. Goodwill is not amortized but is tested for impairment at least annually. The Company performs its annual goodwill impairment testing during the fourth quarter of each year based upon data as of the close of the third quarter. Goodwill impairment is measured and recognized as the amount by which a reporting unit’s carrying value, including goodwill, exceeds its fair value, not to exceed the carrying amount of goodwill allocated to the reporting unit. The Company also reviews goodwill for impairment whenever events or changes in circumstances, such as deteriorating or adverse market conditions, indicate that it is more likely than not that the carrying amount of goodwill may exceed its implied fair value. The goodwill impairment analysis is performed at the reporting unit level.
In fourth quarter 2017, the Company adopted new reportable segments, which required the Company to evaluate goodwill, including the allocation of goodwill to any new reporting units on a relative fair value basis. The reallocation was computed using fair values for the goodwill reporting units determined using discounted cash flow (“DCF”) calculations and market to book multiples derived from a peer company analysis as described below. In conjunction with the reallocation of goodwill, the Company recognized $125 million of goodwill impairment related to the goodwill allocated to the Allstate Annuities reporting unit reflecting a market-based valuation. The fair value of the Company’s reporting units exceeded their carrying values.
Upon acquisition, the purchase price of the acquired business is assumed to be its fair value. Subsequently, the Company estimates the fair value of the businesses in each goodwill reporting unit, utilizing a combination of widely accepted valuation techniques including a stock price and market capitalization analysis, DCF calculations and an estimate of a business’s fair value using market to book multiples derived from peer company analysis. The stock price and market capitalization analysis takes into consideration the quoted market price of the Company’s outstanding common stock and includes a control premium, derived from relevant historical acquisition activity, in determining the estimated fair value of the consolidated entity before allocating that fair value to individual reporting units. The DCF analysis utilizes long term assumptions for revenues, investment income, benefits, claims, other operating expenses and income taxes to produce projections of both income and cash flows available for dividends that are present valued using weighted average cost of capital. Market to book multiples represent the mean market to book multiple for selected peer companies with operations similar to the Company’s goodwill reporting units to which the multiple is applied. The outputs from these methods are weighted based on the nature of the business and the relative amount of market observable assumptions supporting the estimates. The computed values are then weighted to reflect the fair value estimate based on the specific attributes of each goodwill reporting unit.
Estimating the fair value of reporting units is a subjective process that involves the use of significant estimates by management. Changes in market inputs or other events impacting the fair value of these businesses, including discount rates, operating results, investment returns, strategies and growth rate assumptions or increases in the level of equity required to support these businesses, could result in goodwill impairments, resulting in a charge to income. Most of the goodwill reporting units are comprised of a combination of legacy and acquired businesses and as a result have substantial internally generated and unrecognized intangibles and fair values that significantly exceed their carrying values. The Service Businesses goodwill reporting unit is more heavily comprised of newly acquired businesses and as a result does not have a significant excess of fair value over its carrying value. Therefore, this reporting unit may be more susceptible to goodwill impairment based on changes to growth or margin assumptions.
The most significant assumptions utilized in the determination of the estimated fair value of the Service Businesses reporting unit are the earnings growth rate and discount rate. The growth rate utilized by the Company for fair value estimates is consistent with plans to grow these businesses rapidly over the near-term with more moderated growth rates in later years.
The discount rate, which is consistent with the weighted average cost of capital expected by a market participant, is based upon industry specific required rates of return, including consideration of both debt and equity components of the capital structure. The discount rate may be impacted by changes in the risk free rate, cost of debt, equity risk premium and entity specific risks.
Changes in the Company’s growth assumptions, including the risk of loss of key customers, or adverse changes in the discount rates could result in a decline in fair value and result in a goodwill impairment charge.
Intangible assets
Intangible assets (reported in other assets) consist of capitalized costs primarily related to acquired customer relationships, trade names and licenses, technology and other assets. The estimated useful lives of customer relationships, technology and other intangible assets are generally 10 years, 5 years and 7 years, respectively. Intangible assets are carried at cost less accumulated amortization. Amortization expense is calculated using an accelerated amortization method. Amortization expense on intangible assets was $105 million, $99 million and $32 million in 2018, 2017 and 2016, respectively. Accumulated amortization on intangible assets was $572 million and $467 million as of December 31, 2018 and 2017, respectively. Trade names and licenses are considered to have an indefinite useful life and are reviewed for impairment at least annually or more frequent if circumstances arise that indicate an impairment may have occurred. An impairment is recognized if the carrying amount of the asset exceeds its estimated fair value.

Intangible assets by type
	As of December 31,
($ in millions)	2018	2017
Customers relationships	$530	$396
Trade names and licenses	143	143
Technology and other	40	17
Total	$713	$556

Property and equipment
Property and equipment is carried at cost less accumulated depreciation. Included in property and equipment are capitalized costs related to computer software licenses and software developed for internal use. These costs generally consist of certain external payroll and payroll related costs. Property and equipment depreciation is calculated using the straight-line method over the estimated useful lives of the assets, generally 3 to 10 years for equipment and 40 years for real property. Depreciation expense is reported in operating costs and expenses. Accumulated depreciation on property and equipment was $2.41 billion and $2.27 billion as of December 31, 2018 and 2017, respectively. Depreciation expense on property and equipment was $299 million, $290 million and $267 million in 2018, 2017 and 2016, respectively. The Company reviews its property and equipment for impairment at least annually and whenever events or changes in circumstances indicate that the carrying amount may not be recoverable.
Income taxes
Income taxes are accounted for using the asset and liability method under which deferred tax assets and liabilities are recognized for temporary differences between the financial reporting and tax bases of assets and liabilities at the enacted tax rates. The principal assets and liabilities giving rise to such differences are DAC, unearned premiums, investments (including unrealized capital gains and losses) and insurance reserves. A deferred tax asset valuation allowance is established when it is more likely than not such assets will not be realized. The Company recognizes interest expense related to income tax matters in income tax expense and penalties in other expense.
Reserve for property and casualty insurance claims and claims expense
The reserve for property and casualty insurance claims and claims expense is the estimate of amounts necessary to settle all reported and unreported incurred claims for the ultimate cost of insured property and casualty losses, based upon the facts of each case and the Company’s experience with similar cases. Estimated amounts of salvage and subrogation are deducted from the reserve for claims and claims expense. The establishment of appropriate reserves, including reserves for catastrophe losses, is an inherently uncertain and complex process. Reserve estimates are primarily derived using an actuarial estimation process in which historical loss patterns are applied to actual paid losses and reported losses (paid losses plus individual case reserves established by claim adjusters) for an accident or report year to create an estimate of how losses are likely to develop over time. Development factors are calculated quarterly and periodically throughout the year for data elements such as claims reported and settled, paid losses, and paid losses combined with case reserves. The historical development patterns for these data elements are used as the assumptions to calculate reserve estimates, including the reserves for reported and unreported claims. Reserve estimates are regularly reviewed and updated, using the most current information available. Any resulting reestimates are reflected in current results of operations.
Reserve for life-contingent contract benefits
The reserve for life-contingent contract benefits payable under insurance policies, including traditional life insurance, life-contingent immediate annuities and voluntary accident and health insurance products, is computed on the basis of long-term actuarial assumptions of future investment yields, mortality, morbidity, policy terminations and expenses. These assumptions, which for traditional life insurance are applied using the net level premium method, include provisions for adverse deviation and generally vary by characteristics such as type of coverage, year of issue and policy duration. The assumptions are established at the time the policy is issued and are generally not changed during the life of the policy. The Company periodically reviews the adequacy of reserves for these policies using actual experience and current assumptions. If actual experience and current assumptions are adverse compared to the original assumptions and a premium deficiency is determined to exist, any remaining unamortized DAC balance would be expensed to the extent not recoverable and the establishment of a premium deficiency reserve may be required. Prior to fourth quarter 2017, the Company evaluated traditional life insurance products and immediate annuities with life contingencies on an aggregate basis. In conjunction with the Company’s segment changes that occurred in the fourth quarter of 2017, traditional life insurance products, immediate annuities with life contingencies, and voluntary accident and health insurance are reviewed individually. The Company also reviews these policies for circumstances where projected profits would be recognized in early years followed by projected losses in later years. If this circumstance exists, the Company will accrue a liability, during the period of profits, to offset the losses at such time as the future losses are expected to commence using a method updated prospectively over time. To the extent that unrealized gains on fixed income securities would result in a premium deficiency if those gains were realized, the related increase in reserves for certain immediate annuities with life contingencies is recorded net of tax as a reduction of unrealized net capital gains included in AOCI.
Contractholder funds
Contractholder funds represent interest-bearing liabilities arising from the sale of products such as interest-sensitive life insurance, fixed annuities and funding agreements. Contractholder funds primarily comprise cumulative deposits received and interest credited to the contractholder less cumulative contract benefits, surrenders, withdrawals, maturities and contract charges for mortality or administrative expenses. Contractholder funds also include reserves for secondary guarantees on interest-sensitive life insurance and certain fixed annuity contracts and reserves for certain guarantees on reinsured variable annuity contracts.
Separate accounts
Separate accounts assets are carried at fair value. The assets of the separate accounts are legally segregated and available only to settle separate accounts contract obligations. Separate accounts liabilities represent the contractholders’ claims to the related assets and are carried at an amount equal to the separate accounts assets. Investment income and realized capital gains and losses of the separate accounts accrue directly to the contractholders and therefore are not included in the Company’s Consolidated Statements of Operations. Deposits to and surrenders and withdrawals from the separate accounts are reflected in separate accounts liabilities and are not included in consolidated cash flows.
Absent any contract provision wherein the Company provides a guarantee, variable annuity and variable life insurance contractholders bear the investment risk that the separate accounts’ funds may not meet their stated investment objectives. Substantially all of the Company’s variable annuity business was reinsured beginning in 2006.
Legal contingencies
The Company reviews its lawsuits, regulatory inquiries, and other legal proceedings on an ongoing basis. The Company establishes accruals for such matters at management’s best estimate when the Company assesses that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. The Company’s assessment of whether a loss is reasonably possible or probable is based on its assessment of the ultimate outcome of the matter following all appeals. The Company does not include potential recoveries in its estimates of reasonably possible or probable losses. Legal fees are expensed as incurred.
Long-term debt
Long-term debt includes senior notes, senior debentures, subordinated debentures and junior subordinated debentures issued by the Corporation. Unamortized debt issuance costs are reported in long-term debt and are amortized over the expected period the debt will remain outstanding.
Deferred ESOP expense
Deferred ESOP expense represents the remaining unrecognized cost of shares acquired by the Allstate ESOP to pre-fund a portion of the Company’s contribution to the Allstate 401(k) Savings Plan.
Equity incentive plans
The Company has equity incentive plans under which the Company grants nonqualified stock options, restricted stock units and performance stock awards (“equity awards”) to certain employees and directors of the Company. The Company measures the fair value of equity awards at the award date and recognizes the expense over the shorter of the period in which the requisite service is rendered or retirement eligibility is attained. The expense for performance stock awards is adjusted each period to reflect the performance factor most likely to be achieved at the end of the performance period. The Company uses a binomial lattice model to determine the fair value of employee stock options.
Off-balance sheet financial instruments
Commitments to invest, commitments to purchase private placement securities, commitments to extend loans, financial guarantees and credit guarantees have off-balance sheet risk because their contractual amounts are not recorded in the Company’s Consolidated Statements of Financial Position (see Notes 7 and 14).
Consolidation of variable interest entities (“VIEs”)
The Company consolidates VIEs when it is the primary beneficiary. A primary beneficiary is the variable interest holder in a VIE with both the power to direct the activities of the VIE that most significantly impact the economic performance of the VIE and the obligation to absorb losses, or the right to receive benefits, that could potentially be significant to the VIE.
Foreign currency translation
The local currency of the Company’s foreign subsidiaries is deemed to be the functional currency of the country in which these subsidiaries operate. The financial statements of the Company’s foreign subsidiaries are translated into U.S. dollars at the exchange rate in effect at the end of a reporting period for assets and liabilities and at average exchange rates during the period for results of operations.
The unrealized gains and losses from the translation of the net assets are recorded as unrealized foreign currency translation adjustments and included in AOCI. Changes in unrealized foreign currency translation adjustments are included in OCI. Gains and losses from foreign currency transactions are reported in operating costs and expenses and have not been material.

Earnings per common share
Basic earnings per common share is computed using the weighted average number of common shares outstanding, including vested unissued participating restricted stock units. Diluted earnings per common share is computed using the weighted average number of common and dilutive potential common shares outstanding. For the Company, dilutive potential common shares consist of outstanding stock options and unvested non-participating restricted stock units and contingently issuable performance stock awards.

Computation of basic and diluted earnings per common share
	For the years ended December 31,
($ in millions, except per share data)	2018	2017	2016
Numerator:
Net income	$2,160	$3,554	$1,808
Less: Preferred stock dividends	148	116	116
Net income applicable to common shareholders (1)	$2,012	$3,438	$1,692

Denominator:
Weighted average common shares outstanding	347.8	362.0	372.8
Effect of dilutive potential common shares:
Stock options	3.6	4.3	3.2
Restricted stock units (non-participating) and performance stock awards	1.8	1.5	1.3
Weighted average common and dilutive potential common shares outstanding	353.2	367.8	377.3

Earnings per common share – Basic	$5.78	$9.50	$4.54
Earnings per common share – Diluted	$5.70	$9.35	$4.48

(1)	Net income applicable to common shareholders is net income less preferred stock dividends.
The effect of dilutive potential common shares does not include the effect of options with an anti-dilutive effect on earnings per common share because their exercise prices exceed the average market price of Allstate common shares during the period or for which the unrecognized compensation cost would have an anti-dilutive effect. Outstanding options to purchase 2.0 million, 1.5 million and 3.8 million Allstate common shares in 2018, 2017 and 2016, respectively, were anti-dilutive and were not included in the computation of diluted earnings per common share under the treasury stock method.
Adopted accounting standards
Recognition and Measurement of Financial Assets and Financial Liabilities
Effective January 1, 2018, the Company adopted new FASB guidance requiring equity investments, including equity securities and limited partnership interests not accounted for under the equity method of accounting or that do not result in consolidation to be measured at fair value with changes in fair value recognized in net income. The guidance clarifies that an entity should evaluate the realizability of deferred tax assets related to available-for-sale fixed income securities in combination with the entity’s other deferred tax assets. The Company’s adoption of the new FASB guidance included adoption of the relevant elements of Technical Corrections and Improvements to Financial Instruments, issued in February 2018.
Upon adoption of the new guidance on January 1, 2018, $1.16 billion of pre-tax unrealized net capital gains for equity securities were reclassified from AOCI to retained income. The after-tax change in accounting for equity securities did not affect the Company’s total shareholders’ equity and the unrealized net capital gains of $910 million reclassified to retained income will never be recognized in net income.
Upon adoption of the new guidance on January 1, 2018, the carrying value of cost method limited partnership interests increased $224 million pre-tax, to fair value. The after-tax cumulative-effect increase in retained income of $177 million increased the Company’s shareholders’ equity but will never be recognized in net income thereby negatively impacting calculations of returns on equity.
Revenue from Contracts with Customers
Effective January 1, 2018, the Company adopted new FASB guidance which revises the criteria for revenue recognition. Insurance contracts are excluded from the scope of the new guidance. The Company’s principal activities impacted by the new guidance are those related to the issuance of protection plans for consumer products and automobiles and service contracts that provide roadside assistance. Under the guidance, the transaction price is attributed to underlying performance obligations in the contract and revenue is recognized as the entity satisfies performance obligations and transfers control of a good or service to the customer. Incremental costs of obtaining a contract may be capitalized and amortized to the extent the entity expects to recover those costs.
Adoption of the guidance on January 1, 2018 under the modified retrospective approach resulted in the recognition of an immaterial after-tax net cumulative effect increase to the beginning balance of retained income. In addition to the net cumulative effect, the Company also recorded in the Consolidated Statement of Financial Position an increase of approximately $160 million pre-tax in unearned premiums with a corresponding $160 million pre-tax increase in DAC for protection plans sold directly to retailers prior to January 1, 2018 for which SquareTrade Holding Company, Inc. (“SquareTrade”) is deemed to be the principal in the transaction. This impact offsets fully and did not impact retained income at the date of adoption.
Presentation of Net Periodic Pension and Postretirement Benefits Costs
Effective January 1, 2018, the Company adopted new FASB guidance requiring identification, on the statement of operations or in disclosures, the line items in which the components of net periodic pension and postretirement benefits costs are presented. The new guidance permits only the service cost component to be eligible for capitalization where applicable. The adoption had no impact on the Company’s results of operations or financial position.
Goodwill Impairment
In January 2017, the FASB issued guidance to simplify the accounting for goodwill impairment which removes the second step of the goodwill impairment test that requires a hypothetical purchase price allocation. Under the new guidance, goodwill impairment will be measured and recognized as the amount by which a reporting unit’s carrying value, including goodwill, exceeds its fair value, not to exceed the carrying amount of goodwill allocated to the reporting unit. The revised guidance does not affect a reporting entity’s ability to first assess qualitative factors by reporting unit to determine whether to perform the quantitative goodwill impairment test. The guidance is to be applied on a prospective basis, with the effects, if any, recognized in net income in the period of adoption. The Company elected to early adopt the new guidance as of January 1, 2018. The adoption had no impact on the Company’s results of operations or financial position.
Pending accounting standards
Accounting for Leases
In February 2016, the FASB issued guidance revising the accounting for leases. Under the new guidance, lessees will be required to recognize a right-of-use (“ROU”) asset and lease liability for all leases other than those with a term less than one year. The lease liability will be equal to the present value of lease payments. A ROU asset will be based on the lease liability adjusted for qualifying initial direct costs. The Company currently estimates that the recognition of the ROU asset and lease liability will result in an increase in both total assets and liabilities in the Consolidated Statement of Financial Position of approximately $500 million. The new guidance requires sellers in a sale-leaseback transaction to recognize the entire gain from the sale of an underlying asset at the time the sale is recognized rather than over the leaseback term. The carrying value of unrecognized gains on sale-leaseback transactions executed prior to January 1, 2019 are approximately $20 million, after-tax, and will be recorded as an increase to retained income at adoption.
The expense of operating leases under the new guidance will be recognized in the income statement on a straight-line basis by adjusting the amortization of the ROU asset to produce a straight-line expense when combined with the interest expense on the lease liability. For finance leases, the expense components are computed separately and produce greater up-front expense compared to operating leases as interest expense on the lease liability is higher in early years and the ROU asset is amortized on a straight-line basis. Lease classification will be based on criteria similar to those currently applied. The accounting model for lessors will be similar to the current model with modifications to reflect definition changes for components such as initial direct costs. Lessors will continue to classify leases as operating, direct financing, or sales-type. The guidance is effective for reporting periods beginning after December 15, 2018, and will be implemented using the optional transition method that allows application of the transition provisions at the adoption date instead of the earliest date presented.
Measurement of Credit Losses on Financial Instruments
In June 2016, the FASB issued guidance which revises the credit loss recognition criteria for certain financial assets measured at amortized cost, including reinsurance recoverables. The new guidance replaces the existing incurred loss recognition model with an expected loss recognition model. The objective of the expected credit loss model is for the reporting entity to recognize its estimate of expected credit losses for affected financial assets in a valuation allowance deducted from the amortized cost basis of the related financial assets that results in presenting the net carrying value of the financial assets at the amount expected to be collected. The reporting entity must consider all relevant information available when estimating expected credit losses, including details about past events, current conditions, and reasonable and supportable forecasts over the life of an asset. Financial assets may be evaluated individually or on a pooled basis when they share similar risk characteristics. The measurement of credit losses for available-for-sale debt securities measured at fair value is not affected except that credit losses recognized are limited to the amount by which fair value is below amortized cost and the carrying value adjustment is recognized through a valuation allowance and not as a direct write-down. The guidance is effective for reporting periods beginning after December 15, 2019, and for most affected instruments must be adopted using a modified retrospective approach, with a cumulative effect adjustment recorded to beginning retained income. The Company is in the process of evaluating the impact of adoption.
Accounting for Hedging Activities
In August 2017, the FASB issued amendments intended to better align hedge accounting with an organization’s risk management activities. The amendments expand hedge accounting for nonfinancial and financial risk components and revise the measurement methodologies to better align with an organization’s risk management activities. Separate presentation of hedge ineffectiveness is eliminated to provide greater transparency of the full impact of hedging by requiring presentation of the results of the hedged item and hedging instrument in a single financial statement line item. In addition, the amendments are designed to reduce complexity by simplifying the manner in which assessments of hedge effectiveness may be performed. The guidance is effective for reporting periods beginning after December 15, 2018. The presentation and disclosure guidance is effective on a prospective basis. The impact of adoption is not expected to be material to the Company’s results of operations or financial position.
Changes to the Disclosure Requirements for Deferred Benefit Plans
In August 2018, the FASB issued amendments to modify certain disclosure requirements for defined benefit plans. Disclosure additions relate to the weighted-average interest crediting rates for cash balance plans and other plans with interest crediting rates and explanations for significant gains and losses related to changes in the benefit obligation for the period. Disclosures to be removed include those that identify amounts that are expected to be reclassified out of AOCI and into the income statement in the coming year and the anticipated impact of a one-percentage point change in assumed health care cost trend rate on service and interest cost and on the accumulated benefit obligation. The amendments are effective for annual reporting periods beginning after December 15, 2020. The impacts of adoption are to the Company’s disclosures only.
Accounting for Long-Duration Insurance Contracts
In August 2018, the FASB issued guidance revising the accounting for certain long-duration insurance contracts. The new guidance changes the measurement of the Company’s reserves for traditional life, life-contingent immediate annuities and certain voluntary accident and health insurance products. Under the new guidance, measurement assumptions, including those for mortality, morbidity and policy terminations, will be required to be reviewed and updated at least annually. The effect of updating measurement assumptions other than the discount rate are required to be determined on a retrospective basis and reported in net income. In addition, cash flows under the new guidance are required to be discounted using an upper medium grade fixed income instrument yield that is updated through OCI at each reporting date. These changes will replace current GAAP, which utilizes assumptions set at policy issuance until such time as the assumptions result in reserves that are deficient when compared to reserves computed using current assumptions. Under current GAAP, premium deficiency reserves are recognized in the amount of the deficiency, if any, computed using current assumptions.
The new guidance requires DAC and other capitalized balances currently amortized in proportion to premiums or gross profits to be amortized on a constant level basis over the expected term for all long-duration insurance contracts. DAC will not be subject to loss recognition testing but will be reduced when actual experience exceeds expected experience (i.e. as a result of unexpected contract terminations). The new guidance will no longer require adjustments to DAC and deferred sales inducement costs (“DSI”) related to unrealized gains and losses on investment securities supporting the related business.
Market risk benefit product features are required to be measured at fair value with changes in fair value recorded in net income with the exception of changes in the fair value attributable to changes in the Company’s own credit risk, which are required to be recognized in OCI. Substantially all of the Company’s market risk benefits are reinsured and therefore these impacts are not expected to be material to the Company.
The new guidance is to be included in the comparable financial statements issued in reporting periods beginning after December 15, 2020, thereby requiring restatement of prior periods presented. Early adoption is permitted. The new guidance will be applied to affected contracts and DAC on the basis of existing carrying amounts at the earliest period presented or it may be applied retrospectively using actual historical experience as of contract inception. The new guidance for market risk benefits is required to be adopted retrospectively.
The Company is evaluating the anticipated impacts of applying the new guidance to both retained income and AOCI. While the requirements of the new guidance represent a material change from existing GAAP, the underlying economics of the business and related cash flows are unchanged. The Company has not completed its evaluation of the specific impacts of adopting the new guidance, but anticipates the financial statement impact of migrating from existing GAAP to that required by the new guidance to be material, largely attributed to the impact of transitioning from an original investment-based discount rate to one based on an upper-medium grade fixed income investment yield and updates to mortality assumptions that had previously been locked in at issuance. The Company expects the most significant impacts will occur in the run-off annuity segment. The revised accounting for DAC will be applied prospectively using the new model and any DAC effects existing in AOCI as a result of applying existing GAAP at the date of adoption will be reversed.
Change in accounting principle
The Company changed its accounting principle for recognizing actuarial gains and losses and expected return on plan assets for its pension and other postretirement plans to a more preferable policy under U.S. GAAP. Under the new principle, remeasurement of projected benefit obligation and plan assets are immediately recognized in earnings and are referred to as pension and other postretirement remeasurement gains and losses on the Consolidated Statements of Operations. Previously, actuarial gains and losses and differences between the expected and actual returns on plan assets were recognized as a component of AOCI, and were subject to amortization into earnings in future periods. This change has been applied on a retrospective basis. The Company’s policy is to remeasure its pension and postretirement plans on a quarterly basis.
Differences in actual experience or changes in assumptions affect our pension and other postretirement obligations, plan assets and expenses. The primary factors contributing to pension and other postretirement remeasurement gains and losses are 1) changes in the discount rate used to value pension and postretirement obligations as of the measurement date, 2) differences between the expected and the actual return on plan assets, 3) changes in demographic assumptions, including mortality, and 4) participant experience different from demographic assumptions.
The Company also changed its policy for recognizing expected returns on plan assets by eliminating the permitted accounting practice allowing the five-year smoothing of equity returns and moving to an unadjusted fair value method.
The Company believes that immediately recognizing remeasurement of projected benefit obligation and plan assets in earnings is preferable as it provides greater transparency of the Company’s economic obligations in accounting results and better aligns with fair value accounting principles by recognizing the effects of economic and interest rate changes on pension and other postretirement plan assets and liabilities in the year in which the gains and losses are incurred. These changes have been applied on a retrospective basis and as of January 1, 2016 resulted in a cumulative effect decrease to retained income of $1.60 billion, with a corresponding offset to AOCI and had an insignificant impact on total shareholders’ equity.
Pension and other postretirement service cost, interest cost, expected return on plan assets and amortization of prior service credits are allocated to the Company’s reportable segments. The pension and other postretirement remeasurement gains and losses are now reported in the Corporate and Other segment.
The impacts of the adjustments on the financial statements and reportable segments are summarized in the following tables.

Consolidated Statements of Operations
	Previously reported	Impact of change	As adjusted
($ in millions, except per share data)	Year Ended December 31, 2018
Property and casualty insurance claims and claims expense	$22,839	$(61)	$22,778
Operating costs and expenses	5,869	(275)	5,594
Pension and other postretirement remeasurement gains and losses	—	468	468
Restructuring and related charges	83	(16)	67
Total costs and expenses	37,077	116	37,193
Income from operations before income tax expense	2,744	(116)	2,628
Income tax expense	492	(24)	468
Net income	2,252	(92)	2,160
Net income applicable to common shareholders	$2,104	$(92)	$2,012

Earnings per common share:
Net income applicable to common shareholders per common share - Basic	$6.05	$(0.27)	$5.78
Net income applicable to common shareholders per common share - Diluted	$5.96	$(0.26)	$5.70

Consolidated Statements of Operations
	Previously reported	Impact of change	As adjusted
($ in millions, except per share data)	Year Ended December 31, 2017
Property and casualty insurance claims and claims expense	$21,929	$(82)	$21,847
Operating costs and expenses	5,442	(246)	5,196
Pension and other postretirement remeasurement gains and losses	—	(217)	(217)
Restructuring and related charges	109	(13)	96
Total costs and expenses	35,436	(558)	34,878
Income from operations before income tax expense	3,991	558	4,549
Income tax expense	802	193	995
Net income	3,189	365	3,554
Net income applicable to common shareholders	$3,073	$365	$3,438

Earnings per common share:
Net income applicable to common shareholders per common share - Basic	$8.49	$1.01	$9.50
Net income applicable to common shareholders per common share - Diluted	$8.36	$0.99	$9.35

	Year Ended December 31, 2016
Property and casualty insurance claims and claims expense	$22,221	$(61)	$22,160
Operating costs and expenses	4,939	(93)	4,846
Pension and other postretirement remeasurement gains and losses	—	270	270
Restructuring and related charges	30	(12)	18
Total costs and expenses	34,650	104	34,754
Income from operations before income tax expense	2,754	(104)	2,650
Income tax expense	877	(35)	842
Net income	1,877	(69)	1,808
Net income applicable to common shareholders	$1,761	$(69)	$1,692

Earnings per common share:
Net income applicable to common shareholders per common share - Basic	$4.72	$(0.18)	$4.54
Net income applicable to common shareholders per common share - Diluted	$4.67	$(0.19)	$4.48

Consolidated Statements of Comprehensive Income
	Previously reported	Impact of change	As adjusted
($ in millions)	Year Ended December 31, 2018
Net income	$2,252	$(92)	$2,160
Other comprehensive loss, after-tax
Changes in:
Unrealized net capital gains and losses	(754)	—	(754)
Unrealized foreign currency translation adjustments	(55)	7	(48)
Unrecognized pension and other postretirement benefit cost (1)	(144)	85	(59)
Other comprehensive loss, after-tax	(953)	92	(861)
Comprehensive income	$1,299	$—	$1,299

	Year Ended December 31, 2017
Net income	$3,189	$365	$3,554
Other comprehensive income, after-tax
Changes in:
Unrealized net capital gains and losses	319	—	319
Unrealized foreign currency translation adjustments	47	(2)	45
Unrecognized pension and other postretirement benefit cost (1)	307	(359)	(52)
Other comprehensive income, after-tax	673	(361)	312
Comprehensive income	$3,862	$4	$3,866

	Year Ended December 31, 2016
Net income	$1,877	$(69)	$1,808
Other comprehensive income, after-tax
Changes in:
Unrealized net capital gains and losses	433	—	433
Unrealized foreign currency translation adjustments	10	(1)	9
Unrecognized pension and other postretirement benefit cost (1)	(104)	71	(33)
Other comprehensive income, after-tax	339	70	409
Comprehensive income	$2,216	$1	$2,217
(1) Financial statement line item has been updated to “Unamortized pension and other postretirement prior service credit”.

Consolidated Statements of Financial Position
	Previously reported	Impact of change	As adjusted
($ in millions)	December 31, 2018
Retained income	$45,708	$(1,675)	$44,033
Unrealized foreign currency translation adjustments	(64)	15	(49)
Unrecognized pension and other postretirement benefit cost	(1,491)	1,660	169
Total AOCI	$(1,557)	$1,675	$118

	December 31, 2017
Retained income	$43,162	$(1,583)	$41,579
Unrealized foreign currency translation adjustments	(9)	8	(1)
Unrecognized pension and other postretirement benefit cost	(1,347)	1,575	228
Total AOCI	$306	$1,583	$1,889

Consolidated Statements of Shareholders’ Equity
	Previously reported	Impact of change	As adjusted
($ in millions)	Year Ended December 31, 2018
Retained income
Balance, beginning of year	$43,162	$(1,583)	$41,579
Cumulative effect of change in accounting principle	1,088	—	1,088
Net income	2,252	(92)	2,160
Dividends on common stock (declared per share of $1.84)	(646)	—	(646)
Dividends on preferred stock	(148)	—	(148)
Balance, end of year	45,708	(1,675)	44,033

Accumulated other comprehensive income (loss)
Balance, beginning of year	306	1,583	1,889
Cumulative effect of change in accounting principle	(910)	—	(910)
Change in unrealized net capital gains and losses	(754)	—	(754)
Change in unrealized foreign currency translation adjustments	(55)	7	(48)
Change in unrecognized pension and other postretirement benefit cost (1)	(144)	85	(59)
Balance, end of year	$(1,557)	$1,675	$118

	Year Ended December 31, 2017
Retained income
Balance, beginning of year	$40,678	$(1,669)	$39,009
Net income	3,189	365	3,554
Dividends on common stock (declared per share of $1.48)	(540)	—	(540)
Dividends on preferred stock	(116)	—	(116)
Reclassification of tax effects due to change in accounting principle	(49)	(279)	(328)
Balance, end of year	43,162	(1,583)	41,579

Accumulated other comprehensive income (loss)
Balance, beginning of year	(416)	1,665	1,249
Change in unrealized net capital gains and losses	319	—	319
Change in unrealized foreign currency translation adjustments	47	(2)	45
Change in unrecognized pension and other postretirement benefit cost (1)	307	(359)	(52)
Reclassification of tax effects due to change in accounting principle	49	279	328
Balance, end of year	$306	$1,583	$1,889

	Year Ended December 31, 2016
Retained income
Balance, beginning of year	$39,413	$(1,600)	$37,813
Net income	1,877	(69)	1,808
Dividends on common stock (declared per share of $1.32)	(496)	—	(496)
Dividends on preferred stock	(116)	—	(116)
Balance, end of year	40,678	(1,669)	39,009

Accumulated other comprehensive income (loss)
Balance, beginning of year	(755)	1,595	840
Change in unrealized net capital gains and losses	433	—	433
Change in unrealized foreign currency translation adjustments	10	(1)	9
Change in unrecognized pension and other postretirement benefit cost (1)	(104)	71	(33)
Balance, end of year	$(416)	$1,665	$1,249
Total shareholders’ equity	$20,573	$(4)	$20,569
(1) Financial statement line item has been updated to “Change in unamortized pension and other postretirement prior service credit”.

Consolidated Statements of Cash Flows
	Previously reported	Impact of change	As adjusted
($ in millions)	Year Ended December 31, 2018
Cash flows from operating activities
Net income	$2,252	$(92)	$2,160
Adjustments to reconcile net income to net cash provided by operating activities:
Pension and other postretirement remeasurement gains and losses	—	468	468
Income taxes	(356)	(24)	(380)
Other operating assets and liabilities	1,207	(352)	855
Net cash provided by operating activities	$5,175	$—	$5,175

	Year Ended December 31, 2017
Cash flows from operating activities
Net income	$3,189	$365	$3,554
Adjustments to reconcile net income to net cash provided by operating activities:
Pension and other postretirement remeasurement gains and losses	—	(217)	(217)
Income taxes	(245)	193	(52)
Other operating assets and liabilities	328	(341)	(13)
Net cash provided by operating activities	$4,314	$—	$4,314

	Year Ended December 31, 2016
Cash flows from operating activities
Net income	$1,877	$(69)	$1,808
Adjustments to reconcile net income to net cash provided by operating activities:
Pension and other postretirement remeasurement gains and losses	—	270	270
Income taxes	417	(36)	381
Other operating assets and liabilities	(16)	(165)	(181)
Net cash provided by operating activities	$3,993	$—	$3,993

Reportable segments financial performance
	Net income (loss) applicable to common shareholders			Underwriting income or Adjusted net income (loss) (2)
	For the years ended December 31,
	Previously reported
($ in millions)	2018	2017	2016	2018	2017	2016
Property-Liability (1)	$2,341	$2,587	$1,661	$2,097	$2,012	$1,220
Service Businesses	(85)	15	3	2	(59)	3
Allstate Life	254	577	219	289	253	247
Allstate Benefits	113	146	96	119	95	100
Allstate Annuities	75	418	76	130	204	101
Corporate and Other	(594)	(670)	(294)	(542)	(399)	(292)
Consolidated	$2,104	$3,073	$1,761

	Impact of change
	2018	2017	2016	2018	2017	2016
Property-Liability	$124	$226	$97	$156	$193	$150
Service Businesses	6	8	2	6	5	2
Allstate Life	6	12	4	6	6	4
Allstate Benefits	5	8	3	5	5	3
Allstate Annuities	1	1	1	1	1	1
Corporate and Other	(234)	110	(176)	136	79	(1)
Consolidated	$(92)	$365	$(69)

	As adjusted
	2018	2017	2016	2018	2017	2016
Property-Liability	$2,465	$2,813	$1,758	$2,253	$2,205	$1,370
Service Businesses	(79)	23	5	8	(54)	5
Allstate Life	260	589	223	295	259	251
Allstate Benefits	118	154	99	124	100	103
Allstate Annuities	76	419	77	131	205	102
Corporate and Other	(828)	(560)	(470)	(406)	(320)	(293)
Consolidated	$2,012	$3,438	$1,692

(1)	Allstate Protection and Discontinued Lines and Coverages segments comprise Property-Liability.

(2)
The measure of segment profit or loss used in evaluating performance is underwriting income for the Allstate Protection and Discontinued Lines and Coverages segments while all other segments use adjusted net income (loss).